Exhibit 10.34

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of October 27, 2021, by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”), and ARCTURUS THERAPEUTICS, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 12, 2018, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.The following definitions in Section 1.1 of the Agreement hereby are added, amended or restated to read as follows:

“Amortization Date” means May 1, 2022.
“Interest Only End Date” means April 1, 2022.

2.Subsection (ii) of Section 2.1(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(ii)Repayment. Borrower shall make monthly payments of interest only on each Payment Date through and including the Payment Date immediately preceding the Amortization Date. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to Bank, as calculated by Bank (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of the Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to eighteen (18) months. All unpaid principal and accrued and unpaid interest with respect to the Term Loan is due and payable in full on the Term Loan Maturity Date. The Term Loan may only be prepaid in accordance with Section 2.1(a)(iii).”

3.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), and that no Event of Default has occurred and is continuing.

6.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

DMS 21187235.3

(a)this Amendment, duly executed by Borrower;

(b)a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)all reasonable Bank Expenses incurred through the date of this Amendment, which, following notice from Bank to Borrower, may be debited from any of Borrower's accounts; and

(d)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank.]

DMS 21187235.3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ARCTURUS THERAPEUTICS, INC., a Delaware corporation

By:

Name: Joseph E. Payne
Title: President and CEO

WESTERN ALLIANCE BANK, an Arizona corporation

By:

Name: Brian Kirkpatrick
Title: Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement]

CORPORATE RESOLUTIONS TO BORROW

Borrower:ARCTURUS THERAPEUTICS, INC.

I, the undersigned Secretary or Assistant Secretary of ARCTURUS THERAPEUTICS, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions (the “Resolutions”) were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMESPOSITIONACTUAL SIGNATURES

Joseph Payne President and CEO

Pad Chiviukula COO, CSO and Secretary

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from Western Alliance Bank, an Arizona corporation (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions to that certain Loan and Security Agreement dated as October 12, 2018 (the “Loan Agreement”) and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time, including but not limited to that certain Fifth Amendment to Loan and Security Agreement dated as of October 27, 2021 (collectively, with the Loan Agreement, the “Loan Documents”), or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on October 27, 2021 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

X

Pad Chiviukula, Secretary of Borrower

ATTACHMENT A

CERTIFICATE OF INCORPORATION

DMS 15148115

Delaware	Page 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF “ARCTURUS THERAPEUTICS, INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF MERGER, FILED THE FIFTEENTH DAY OF NOVEMBER, A.D. 2017, AT 6:27 O`CLOCK P.M.

5285465 8100XAuthentication: 204482738

SR# 20213585726Date: 10-22-21

You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF MERGER OF ALEPH MERGERSUB, INC. WITH AND INTO ARCTURUS THERAPEUTICS, INC. November 15, 2017	State of Delaware Secretary of State Division of Corporations Delivered 06:27 PM 11/15/2017 FILED 06:27 PM 11/15/2017 SR 20177110256 - File Number 5285465

Pursuant to Section 251 of the General Corporation Law of the State of Delaware (the "DGCL"), Arcturus Therapeutics, Inc., a Delaware corporation, does hereby certify the following information in connection with the merger of Aleph MergerSub, Inc., a Delaware corporation, with and into Arcturus Therapeutics, Inc. (the "Merger"):

FIRST: The name and state of incorporation of each of the constituent corporations in the Merger (the "Constituent Corporations") are as follows:

NameState of Incorporation

Arcturus Therapeutics, Inc.Delaware

Aleph MergerSub, Inc.Delaware

SECOND: The Agreement and Plan of Merger and Reorganization, dated as of September 27, 2017, by and among Alcobra Ltd., Aleph MergerSub, Inc. and Arcturus Therapeutics, Inc. (as amended, modified, and supplemented from time to time, the "Merger Agreement"), setting forth the terms and conditions of the Merger, has been approved, adopted, executed and acknowledged by each of the Constituent Corporations pursuant to and in accordance with the requirements of Section 251 of the DGCL (and, with respect to Aleph MergerSub, Inc., by the written consent of its sole stockholder in accordance with Section 228 of the DGCL).

THIRD: The name of the surviving corporation in the Merger (the "Surviving Corporation") shall be "Arcturus Therapeutics, Inc.".

FOURTH: The certificate of incorporation of Arcturus Therapeutics, Inc. as in effect immediately prior to the Merger shall be amended and restated in its entirety at the effective time of the Merger as set forth in ANNEX A attached hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

FIFTH: The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which is 10628 Science Center Drive, Suite 200, San Diego, CA 92121.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either Constituent Corporation.

SEVENTH: The Merger shall become effective immediately upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger on the date first written above.

ARCTURUS THERAPEUTICS, INC.

By:/s/ Joseph E. Payne  Name: Joseph E. Payne

Title:President and Chief Executive Officer

[Signature Page to Delaware Certificate of Merger]

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ANNEX A

CERTIFICATE OF INCORPORATION

OF

ARCTURUS THERAPEUTICS, INC.

ARTICLE I

The name of the corporation (hereinafter called the "Corporation") is Arcturus Therapeutics, Inc.

ARTICLE II

The address of the registered office of the Corporation is: 1013 Centre Road, Suite 403-B Wilmington, DE 19805 New Castle County, State of Delaware. The name of the registered agent of the Corporation at such address is Vcorp Services, LLC.

ARTICLE III

The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, $0.001 par value per share.

ARTICLE V

In furtherance and not in limitation of the power conferred upon the board of directors of the Corporation by law, the board of directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of the Corporation without the assent or vote of the stockholders. Elections of directors need not be by ballot unless the by-laws of the Corporation so provide.

ARTICLE VI

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. Any repeal or modification of the foregoing provisions of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

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ARTICLE VII

The Corporation shall indemnify all persons whom it may indemnify to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any repeal or modification of any of the foregoing provisions of this Article VII shall not adversely affect any right or protection of a director or officer of this Corporation with respect to any acts or omissions of such director, officer, agent or other person existing at the time of, or increase liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE VIII

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation, or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which application has been made, be binding on all of the creditors or class of creditors and/or on all of the stockholders or class of stockholders of this Corporation, as the case may be, and also shall be binding upon this Corporation.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and power conferred herein on stockholders, directors and officers are subject to this reserved power.

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ATTACHMENT B

BYLAWS OF THE CORPORATION

DMS 15148115

BY-LAWS

OF

ALEPH MERGERSUB, INC.

(A Delaware Corporation)

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TABLE OF CONTENTS

Page

ARTICLE I OFFICES1

Section 1. REGISTERED OFFICE1

Section 2. OTHER OFFICES1

ARTICLE II MEETINGS OF STOCKHOLDERS1

Section 1. PLACE OF MEETINGS1

Section 2. ANNUAL MEETINGS1

Section 3. SPECIAL MEETINGS1

Section 4. NOTICE OF STOCKHOLDERS' MEETINGS1

Section 5. QUORUM2

Section 6. STOCKHOLDER CONSENT2

Section 7. VOTING AND PROXIES3

ARTICLE III BOARD OF DIRECTORS3

Section 1. GENERAL POWERS, QUALIFICATION AND NUMBER3

Section 2. ELECTION AND TERM OF OFFICE3

Section 3. REMOVAL OF DIRECTORS3

Section 4. VACANCIES3

Section 5. MAINTENANCE OF BOOKS AND CONDUCT OF BUSINESS3

Section 6. MEETINGS.4

Section 7. QUORUM4

Section 8. ACTION WITHOUT MEETING4

Section 9. MEETINGS BY CONFERENCE TELEPHONE4

Section 10. PLACE OF MEETINGS4

Section 11. COMPENSATION5

ARTICLE IV COMMITTEES5

ARTICLE V OFFICERS5

Section 1. ENUMERATION5

Section 2. ELECTION AND REMOVAL OF OFFICERS5

Section 3. VACANCIES AND RESIGNATIONS6

ARTICLE VI POWERS AND DUTIES OF OFFICERS6

Section 1. THE CHAIRMAN OF THE BOARD6

Section 2. THE VICE-CHAIRMAN OF THE BOARD6

Section 3. PRESIDENT6

Section 4. VICE PRESIDENT6

Section 5. SECRETARY6

Section 6. TREASURER7

ARTICLE VII CAPITAL STOCK7

Section 1. STOCK CERTIFICATES7

Section 2. LOST CERTIFICATES7

Section 3. TRANSFER OF STOCK7

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ARTICLE VIII INDEMNIFICATION7

Section 1. THIRD PARTY ACTIONS7

Section 2. CORPORATE ACTIONS8

Section 3. MANDATORY INDEMNIFICATION8

Section 4. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION8

Section 5. ADVANCING EXPENSES9

Section 6. INSURANCE9

Section 7. SCOPE OF ARTICLE9

Section 8. RELIANCE ON PROVISIONS9

Section 9. SEVERABILITY10

ARTICLE IX FISCAL YEAR10

ARTICLE X DIVIDENDS10

ARTICLE XI WAIVER OF NOTICE10

ARTICLE XII RECORD DATE10

ARTICLE XIII AMENDMENTS10

Section 1. ALTERATION BY STOCKHOLDERS10

Section 2. ALTERATION BY DIRECTORS11

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BY-LAWS
OF

ALEPH MERGERSUB, INC.

ARTICLE I
OFFICES

Section 1. REGISTERED OFFICE. The registered office of Aleph MergerSub, Inc. (the “Corporation”) in the State of Delaware shall be located at 1013 Centre Road, Suite 403-B Wilmington, DE 19805 New Castle County, State of Delaware. The name of the registered agent of the Corporation at such address is Vcorp Services, LLC.

Section 2. OTHER OFFICES. The Corporation may also have one or more other offices at such place or places within or without the State of Delaware as the board of directors of the Corporation (the “Board”) may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE OF MEETINGS. Stockholders’ meetings shall be held in such place within or without the State of Delaware as the Board may determine.

Section 2. ANNUAL MEETINGS. Unless directors are elected by written consent in lieu of an annual meeting as permitted by law and these By-Laws, the annual meeting of the stockholders of the Corporation shall be held at such place as is designated by the Board, on the date and at the time fixed, from time to time, by the Board, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board shall cause the meeting to be held as soon thereafter as convenient, which meeting shall be designated a special meeting in lieu of annual meeting.

Section 3. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman, if one is elected, by the Vice-Chairman, if one is elected, by the President, or by the Board. The President shall also call a special meeting of stockholders at the written request of a majority of the number of directors then in office, or at the written request of stockholders owning at least fifty-one percent (51%) in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

Section 4. NOTICE OF STOCKHOLDERS' MEETINGS. Written notice of the time and place of holding each meeting, annual or special, of the stockholders shall be served either personally or by mail or by facsimile or by electronic transmission upon each stockholder of

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record of the Corporation entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the date fixed for such meeting. If mailed, it shall be deposited in the United States mail, postage prepaid, and directed, unless otherwise provided by law, to each stockholder at his post office address as the same appears on the stock books of the Corporation. Written notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Section 5. QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation, at all meetings of stockholders, annual or special, in order to constitute a quorum, there shall be present, either in person or by proxy, holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote, and all questions shall be determined by a majority vote of the stockholders entitled to vote present in person or by proxy. Where a matter requires a vote, by class or by series, of the stockholders of the Corporation, the presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of each class or series of stock, as the case may be, shall be necessary to constitute a quorum. Notwithstanding the withdrawal of stockholders from a meeting at which a quorum is initially present, the remaining stockholders may act by approval of at least a majority of the required quorum.

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 6. STOCKHOLDER CONSENT. Any action required by the Certificate of Incorporation or the Delaware General Corporation Law or these By-Laws to be taken at the annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of the meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand, by facsimile, by electronic transmission, or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner and to one or more of the locations set forth herein. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

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Section 7. VOTING AND PROXIES. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder. Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

ARTICLE III

BOARD OF DIRECTORS

Section 1. GENERAL POWERS, QUALIFICATION AND NUMBER. The property, affairs and business of the Corporation shall be managed by the Board, consisting of one or more directors, none of whom needs to be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors comprising the Board of shall be such number as may be from time to time fixed by resolution of the Board. In case of any increase, the Board shall have power to elect each additional director to hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal. Any decrease in the number of directors shall take effect at the time of such action by the Board only to the extent that vacancies then exist; to the extent that such decrease exceeds the number of such vacancies, the decrease shall not become effective, except as further vacancies may thereafter occur, until the time of and in connection with the election of directors at the next succeeding annual meeting of the stockholders.

Section 2. ELECTION AND TERM OF OFFICE. The directors shall be elected at the annual meeting of stockholders. Each director shall hold office until the next annual meeting of the stockholders, or until his or her successor shall have been duly elected and shall have qualified, or until his or her earlier resignation or removal.

Section 3. REMOVAL OF DIRECTORS. Any one or more of the directors, or the entire Board, may be removed, either with or without cause, at any time by vote of the stockholders holding a majority of the issued and outstanding stock then entitled to vote at any special meeting called for that purpose. No reduction of the authorized number of directors shall have the effect of removing any director before his or her term of office expires.

Section 4. VACANCIES. Vacancies in the Board resulting from death, resignation, removal, or other causes, and newly created directorships resulting from an increase in the number of directors, may be filled by a majority vote of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until their successors are duly elected and qualified.

Section 5. MAINTENANCE OF BOOKS AND CONDUCT OF BUSINESS. The directors may hold meetings, have an office, and keep the books of the Corporation at such place or places as the Board may from time to time determine. At all meetings of the Board, business may be transacted in such order as the Board may determine.

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Section 6. MEETINGS.

(a)Annual Meetings. The Board shall meet for its annual meeting immediately after the adjournment of the annual meeting of stockholders for the purpose of electing officers and for the transaction of any other business that shall come before the meeting. Notice of the annual meeting of directors shall not be required.

(b)Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman or Vice-Chairman or by the President or a majority of the number of directors then in office. The Secretary shall give notice to each director of each special meeting by mail, by telephone, or other electronic means (including facsimile or electronic mail transmission), or personally. Such notice shall be given at the address of such director as it appears on the books of the Corporation. If given by mail, such notice shall be given at least ten (10) days before the meeting. If given by telephone, or other electronic means, or personally, such notice shall be given at least two (2) days before the meeting. Notice by mail shall be deemed to be given when the same is deposited in the United States mail, postage prepaid. The notice need not state the purpose of the meeting unless otherwise required to do so by statute or by the Certificate of Incorporation.

Section 7. QUORUM. A majority of the directors at the time in office shall constitute a quorum for the transaction of business and the affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be necessary for the transaction of business, except as may otherwise be required by statute, or by the Certificate of Incorporation or by some other provision of these By-Laws. A majority of those present at any annual or special meeting, although less than a quorum, may adjourn the same from time to time, without notice, until a quorum be had. Notwithstanding the withdrawal of directors from a meeting at which a quorum is initially present, the remaining directors may act by approval of at least a majority of the required quorum. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 8. ACTION WITHOUT MEETING. Any action which may be authorized or taken at a meeting of the directors or a committee may be authorized or taken without a meeting if all the directors or members of the committee, as the case may be, consent thereto in a writing or electronic transmission, which writing or writings or electronic transmission or transmissions shall be filed with or entered upon the records of the Corporation.

Section 9. MEETINGS BY CONFERENCE TELEPHONE. Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by means of telephone conference or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

Section 10. PLACE OF MEETINGS. The Board may hold its meetings at such place or places as the Board may from time to time by resolution determine or as shall be designated in the respective notices or waivers of notice thereof.

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Section 11. COMPENSATION. Each director, in consideration of his serving as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at meetings of the Board or of any committee, or both, as the Board shall from time to time, in its discretion, determine, provided that, nothing herein shall require the Board to pay any such amounts or fees. The Board may also, in its discretion, provide that the Corporation shall reimburse each director or member of a committee for any expenses incurred by him on account of his attendance at any such meeting. Nothing contained in this section shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
COMMITTEES

The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by this chapter to be submitted to stockholders for approval; or (ii) adopting, amending or repealing any By-Law of the Corporation.

ARTICLE V
OFFICERS

Section 1. ENUMERATION. The officers of the Corporation shall be a President, a Treasurer and a Secretary. The Corporation may also have a Chairman of the Board, a Vice-Chairman of the Board, one or more Vice Presidents, and such other officers and assistant officers as the Board shall from time to time determine. Except as may be otherwise provided by law, any of the aforesaid offices may be held by the same person. No officer shall be ineligible to receive a regular salary, commission, or compensation by reason of being a director of the Corporation.

Section 2. ELECTION AND REMOVAL OF OFFICERS. The Board shall elect and may remove at their discretion the officers of the Corporation and shall appoint or employ such agents and employees as they deem advisable and remove the same at the Board’s discretion. Each officer elected by the Board shall hold office until the first meeting of the Board following the next annual meeting of stockholders, or until his or her successor is elected and qualified, or until his or her earlier death, resignation, removal or disqualification, unless a shorter term is

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specified by any agreement or other instrument appointing such officer. The directors shall from time to time fix the salaries and rates of compensation of all officers of the Corporation.

Section 3. VACANCIES AND RESIGNATIONS. A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided for election or appointment to such office. Written notice of the resignation of a director shall be given to the President or the Secretary of the Corporation, or to the Board at a meeting of the Board, and such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, it shall take effect when accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective. Any officer elected by the Board may be removed from office with or without cause by vote of a majority of the directors.

ARTICLE VI

POWERS AND DUTIES OF OFFICERS

Section 1. THE CHAIRMAN OF THE BOARD. The Chairman of the Board, if one is elected, shall preside at all meetings of the stockholders and of the Board and perform such other duties as the Board may assign to him.

Section 2. THE VICE-CHAIRMAN OF THE BOARD. The Vice-Chairman of the Board, if one is elected, shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and of the Board and perform such other duties as the Board may assign to him.

Section 3. PRESIDENT. In the absence of the Chairman of the Board or Vice-Chairman, the President shall preside at all meetings of the stockholders and of the Board. The President shall be the chief executive officer of the Corporation, and, subject to the control of the Board, shall have general supervision, management, direction and control of the business and the officers of the Corporation. The President shall have the general powers and duties of management usually vested in the office of the chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board or these By-Laws.

Section 4. VICE PRESIDENT. Each Vice President that is elected shall perform such duties as may from time to time be delegated to him or her by the Board, the Chairman, if one is elected, or the President.

Section 5. SECRETARY. The Secretary shall be ex-officio clerk of the Board and of any standing committee. The Secretary shall keep minutes of all meetings of the Board, the stockholders, and any standing committee, in books provided for that purpose. The Secretary shall attend to the giving and serving of all notices of meetings of stockholders and of directors of the Corporation. The Secretary shall have charge of and affix the corporate seal to all instruments requiring such seal, and shall have charge of such books, records, and papers as the Board may direct, although such books, records and papers need not be kept in his or her custody. The Secretary shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Board. In the absence of the Secretary, any officer or director may affix the seal of the Corporation to any instrument requiring such seal.

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Section 6. TREASURER. The Treasurer shall be the chief financial officer of the Corporation and have supervision over the funds, securities, receipts, and disbursements of the Corporation. The Treasurer shall cause all moneys and other valuables to be deposited in the name and to the credit of the Corporation in such depositories as may be directed by the Board. The Treasurer shall disburse the funds of the Corporation and shall take proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, if one is elected, the President, and to the Board, whenever requested, an account of the financial condition of the Corporation and of his or her transactions as Treasurer; and as soon as may be practicable after the close of each fiscal year, the Treasurer shall make and submit to the Board a like report for each fiscal year. The Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board.

ARTICLE VII

CAPITAL STOCK

Section 1. STOCK CERTIFICATES. Shares of the capital stock of the Corporation may be certificated or uncertificated as provided under the Delaware General Corporation Law. Each stockholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board. Any such certificate shall be signed by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary or as provided under the Delaware General Corporation Law.

Section 2. LOST CERTIFICATES. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or other proof of that fact satisfactory to the Board and may be required by the Board to give the Corporation a good and sufficient bond or indemnity in such form and amount as is satisfactory to the Board, whereupon a new certificate shall be issued in its place.

Section 3. TRANSFER OF STOCK. The shares of stock of the Corporation shall be transferable only on the books of the Corporation and subject to such regulations as may be made by the Board. No transfer shall affect the right of the Corporation to pay any dividend or make any distribution upon such stock or to treat the holder of record as the lawful owner thereof until such transfer is recorded on the books of the Corporation and a new certificate is issued to the person to whom it has been so transferred. The Corporation shall be entitled to treat the holder of record of any share or shares as the lawful owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person other than such holder of record. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

ARTICLE VIII

INDEMNIFICATION

Section 1. THIRD PARTY ACTIONS. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative third

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party action, by reason of the fact that such person was or is a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party action if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal third party proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any third party action by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to, the best interests of the Corporation, or with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

Section 2. CORPORATE ACTIONS. The Corporation shall indemnify any person who was or is a party or is threatened, pending, or completed action or suit by or in the right of the Corporation, by reason of the fact that such person was or is a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such corporate action if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Corporation; provided, however, that, except as provided in this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such person in connection with an action, suit or proceeding (or part thereof) initiated by such person only if the initiation of such action, suit or proceeding (or part thereof) was authorized by the Board; provided further, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such corporate proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such director, officer, employee or agent of the Corporation is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3. MANDATORY INDEMNIFICATION. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any third party or corporate action described in Section 1 or 2 above or in defense of any claim as, issue or matter in such action, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.

Section 4. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Any indemnification under Sections 1, 2 or 3 of this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has either met the applicable standard of conduct set forth in Section 1 or 2 of this Article VIII or has been successful on the merits or otherwise as set forth in Section 3 of this

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Article VIII and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

a.	by a majority vote of the directors who are not parties to such action, suit or proceeding even though less than a quorum, or
b.	by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or
c.	if there are no such directors, or if no directors so direct, by independent legal counsel in a written opinion, or
d.	by the stockholders.

Section 5. ADVANCING EXPENSES. Expenses (including attorneys’ fees) actually and reasonably incurred in defending a third party or corporate action shall be paid on behalf of a director, officer, employee or agent by the Corporation in advance of the final disposition of such third party or corporate action and after receipt by the Secretary of the Corporation of (i) an application from such director, officer, employee or agent setting forth the basis for such indemnification, and (ii) if required by law at the time such application is made, an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that the authorized representative is not entitled to be indemnified by the Corporation as authorized in this Article VIII. The financial ability of any authorized representative to make a repayment contemplated by this section shall not be a prerequisite to the making of an advance.

Section 6. INSURANCE. The Corporation will purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 7. SCOPE OF ARTICLE. The indemnification of a director, officer, employee or agent of the Corporation and advancement of expenses, as authorized by the preceding provisions of this Article VIII, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8. RELIANCE ON PROVISIONS. Each person who shall act as a director, officer, employee or agent of the Corporation shall be deemed to be doing so in reliance upon rights of indemnification provided by this Article VIII. Any repeal or modification of the

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provisions of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or benefit of a director, officer, employee or agent existing at the time of such repeal or modification.

Section 9. SEVERABILITY. If this Article VIII or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee or agent of the Corporation as to expenses, judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, a grand jury proceeding and an action, suit or proceeding by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article VIII that shall not have been invalidated, by the General Corporation Law of the State of Delaware or by any other applicable law.

ARTICLE IX
FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board.

ARTICLE X
DIVIDENDS

The Board in its discretion from time to time may declare dividends out of the surplus of the Corporation, and, subject to the provisions of the Certificate of Incorporation and these By-Laws, may fix dates for the declaration and payment thereof. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock, subject to the provisions of the Certificate of Incorporation.

ARTICLE XI

WAIVER OF NOTICE

Whenever any notice is required to be given under provisions of the General Corporation Law of the State of Delaware or of the Certificate of Incorporation, or of these By-Laws, a written waiver thereof, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed the equivalent of notice.

ARTICLE XII
RECORD DATE

The record date shall be determined as provided by Section 213 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

ARTICLE XIII
AMENDMENTS

Section 1. ALTERATION BY STOCKHOLDERS. These By-Laws may be altered, amended, added to, or repealed at any annual meeting of stockholders, or at any special meeting

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of stockholders called for that purpose, by the affirmative vote of a majority of all of the issued and outstanding shares of capital stock of the Corporation entitled to vote.

Section 2. ALTERATION BY DIRECTORS. These By-Laws may be altered, amended, added to, or repealed by action of the Board at any meeting thereof. Any such alteration, amendment, addition or repeal so authorized by the Board, however, may be altered or replaced by the stockholders entitled to vote at any subsequent meeting.

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